Semiannual Report
June 30, 1997

International Stock Portfolio

Invest With Confidence(registered trademark)
T. Rowe Price

This report is authorized for distribution only to those who have received a copy of the portfolio's prospectus.
T. Rowe Price Investment Services, Inc., Distributor

T. Rowe Price
International Stock Portfolio

Semiannual Report
June 30, 1997

Dear Investor

European and Latin American stock markets posted robust returns in U.S. dollar terms during the past six months. However, a strong dollar dampened returns for U.S. investors in many regions. Despite the unfavorable currency translation, your fund registered impressive returns during the half.

Performance Comparison

Periods Ended 6/30/97     6 Months    12 Months
_________________________________________________________
International
Stock Portfolio              11.63%       17.43%

MSCI EAFE                    11.36        13.16

Lipper Variable Annuity
Underlying International
Funds Average                12.13        16.75

The T. Rowe Price International Stock Portfolio maintained its steady progress during the six months ended June 30, 1997. As can be seen from the table, results for this period were slightly ahead of the unmanaged MSCI Europe, Australia, Far East
(EAFE) index. The most important reasons for this outperformance were the fund's underweighting in the comparatively disappointing Japanese stock market and a significant position in the exuberant markets of Latin America-particularly Brazil-which are not components of the EAFE index. Fund performance slightly trailed the peer group average.

Over the 12-month period the fund's returns were well ahead of the EAFE index and also surpassed the average for Lipper peer group funds. Again, the country weightings compared with theirs were beneficial-particularly the underweighting in Japan-and stock selection in most markets was also positive.

INVESTMENT REVIEW

Europe

Several European stock markets got off to a strong start this year, although returns to the U.S. investor were moderated by the strength of the dollar. The core continental European economies are struggling at the moment, but looser monetary policies and weakening currencies should help them recover.
In Germany a combination of low growth and high labor costs boosted unemployment to record levels. This in turn has raised questions as to whether the fiscal deficit can meet the Maastricht criteria, but Germany seems as committed as ever to European Monetary Union and a single currency. Despite the dull economy, the stock market has been strong, led by financials such as Deutsche Bank and manufacturers such as Volkswagen; the latter has been helped by a weaker deutschemark and the growing focus on shareholder value.

Market Performance

Six Months                               Local
                        Local     Currency vs.         U.S.
Ended 6/30/97        Currency     U.S. Dollars      Dollars
_____________________________________________________________

France                  23.54%         -11.45%         9.40%

Germany                 32.27           -11.56        16.98

Hong Kong                9.94            -0.16         9.76

Italy                   24.92           -10.64        11.63

Japan                    7.61             1.43         9.16

Mexico                  30.76            -0.58        30.00

Netherlands             36.37           -11.72        20.39

Singapore               -5.40            -2.17        -7.45

Sweden                  30.11           -11.70        14.89

Switzerland             42.90            -7.90        31.61

United Kingdom          12.31            -2.75         9.22

Source: FAME Information Services, Inc., using MSCI indices.

In France, an unexpected defeat for Chirac's party brought the Socialists to power. The French economy has been subdued, with unemployment remaining stubbornly high and consumer sentiment depressed. The government's commitment to a single currency is now somewhat in doubt, but it will prove difficult to stimulate the economy without breaching the Maastricht guidelines for economic convergence. It is possible that concerns about high unemployment could lead to a relaxation of the fiscal restraints required for EMU membership, making it easier for other countries to join. Given these uncertainties, the stock market has been dull, but core holdings such as the supermarket chain Carrefour and conglomerate Eaux Cie Generale were able to make further progress.

The picture looks somewhat brighter in Italy. Improvement in the debt position is vital for the future of this economy, and the outlook here is more encouraging following recent legislation and public sector wage discipline. The lira has now returned to the European exchange rate mechanism, but it is still an open question whether Italy will be in the first round of countries to join the single currency.

In the U.K. the most important news was the General Election on May 1, which brought the Labour Party under Mr. Blair to power with a massive majority. Given the strength of the economy, it was surprising to many observers that the electorate rejected the Conservative Party so comprehensively. The explanation lies in a deep desire for change after 17 years of Conservative rule, a sense that Mr. Major's party was divided over Europe, and, in contrast to previous elections, a much more professional and disciplined campaign by the Labour Party.

The new government will at least inherit an economy in good shape with a strong currency, falling unemployment, and inflation at low levels. The administration has already surprised and pleased financial markets by giving more independence to the Bank of England in setting monetary policy, and its much more positive attitude toward Europe has been well received on the Continent.

The stock market greeted the incoming government with enthusiasm and pushed on to new highs. International growth stocks such as SmithKline Beecham and Glaxo Wellcome have performed well, and the conversion and public offerings of building societies (mutually owned savings associations) stimulated interest in financial stocks. The announced merger between the food and drinks group Grand Metropolitan, which owns Burger King, and the leading wines and spirits company Guinness was welcomed by investors. Both stocks were in our portfolio during the half and each moved sharply ahead after the announcement.

Geographic Diversification

                                       Latin  Other and
        Europe   Japan    Far East   America   Reserves
           54%     23%         11%        8%         4%

Based on net assets as of 6/30/97.

Some of the best performance came from Europe's smaller bourses, with Switzerland powering ahead as investors belatedly appreciated that multinationals such as Novartis and Roche Holdings-both major pharmaceutical groups-were well positioned following an unprecedented period of Swiss franc weakness. In Spain, where ambition to qualify for Monetary Union is driving widespread reforms, the market also performed well. The sharp rise in stock prices allowed us to take profits in some of our positions, including oil company Repsol.

Far East

Stock market performance in the Pacific region was initially dragged down by the poor performance of Japan during the first few months of the year. However, Japanese stocks rebounded sharply in May and June, allowing this market to post solid returns for the first half, particularly in dollar terms. The Japanese economy is now performing much better. Fourth quarter GDP growth of 2.9% was one of the fastest among the leading industrialized countries. Industrial production continued strong into the first quarter of this year with inventories declining and shipments improving significantly. These broad statistics, however, mask a tale of two economies: domestic consumption remains poor with the retail and service sectors depressed, but exports are buoyant aided by the weakness of the yen, which prevailed throughout 1996.

The loan problems facing Japanese banks have not been helped by several real estate transactions in Tokyo at prices some 80% below the peak of the bubble years. However, there are signs that commercial property prices are stabilizing at this level, and the stronger banks can survive provided that the valuation of their loan collateral deteriorates no further.

Our strategy in the Tokyo market favored the export and technology sectors with stocks such as NEC (communications and computers), Kyocera (ceramic packaging), and Canon (cameras and office equipment) among our largest positions. In contrast, your portfolio had no exposure to the bank stocks-the largest sector in the index itself. Positive stock selection in this market made a major contribution to the fund's good performance.

Elsewhere in the Pacific, many countries that have traditionally linked their currencies to the U.S. dollar recently let them slide in value, in what amounted to de facto devaluations. Particularly affected were the currencies of Thailand, the Philippines, Indonesia, and Malaysia, where your fund has little or no exposure. The stock market in Thailand was an especially poor performer in the half. The problem here centered on a significant oversupply of commercial property, and subsequent price declines have led to the virtual bankruptcy of one of Thailand's largest finance companies. Export performance in the region was also disappointing with countries such as Singapore and South Korea hurt by the downturn in the electronic component cycle.

Sector Diversification
                          Percent of   Percent of
                          Net Assets   Net Assets
                            12/31/96      6/30/97
_____________________________________________________

Services                        26.0%        25.8%

Consumer Goods                  15.5         18.0

Finance                         16.3         16.3

Capital Equipment               12.7         13.9

Energy                          10.1         10.7

Materials                        7.8          7.4

Multi-industry                   3.8          3.6

Miscellaneous                    0.1          0.2

Reserves                         7.7          4.1
_____________________________________________________
Total                         100.0%       100.0%

Turning from economics to politics, the major news was unquestionably the handover of Hong Kong to China, along with the death of China's paramount leader Deng Xiaoping. Although Deng held no official posts at the time of his death, his influence on Chinese history has been immense. Inheriting a backward economy at the time of his succession from Mao, Deng's policy of rapid modernization turned the economy into a superpower. In sharp contrast to previous history, the transfer of power has gone smoothly with Xiang Zemin, Deng's hand-picked successor, assuming control.

Continued political stability and an open-door policy are essential for confidence in Hong Kong now that it has reverted to Chinese sovereignty. The Hong Kong stock market generated a return of nearly 10% during the six months ended June 30, and we feel confident that the transition to Chinese rule will not affect Hong Kong's position as the dynamic financial center of the region.


Latin America

As usual, Latin America provided much of the excitement during the half. Brazil was up sharply despite fears that a deteriorating trade deficit would put downward pressure on the currency. The government should rise to these challenges, and investors have been impressed by its commitment to reform in areas such as privatization and the deregulation of public sector tariffs. Our positions in the Brazilian market are built around the telecommunications company, Telecomunicacoes Brasileiras, which has outperformed handsomely. Although Brazil dominates our Latin American holdings, other countries in the region have also moved along the path of reform, and their stock markets have made a useful contribution to fund performance.

Mexico also returned approximately 30% during the past six months, both in local currency and dollar terms, despite a fragile banking system and negative consumer sentiment due to lower real wages. Mexico's stock market was driven by blue chips such as telecommunications company Telefonos de Mexico and retailer Cifra.

The stock markets of Argentina and Chile have also been rewarding. Both countries have shown a mix of strong economic recovery, inflation under much better control, and a commitment to economic reform that has attracted the international investor.

INVESTMENT POLICY AND OUTLOOK

We increased our allocation to Japan by three percentage points since year-end. Our new investments were in the domestic sector, which has been neglected recently while the exporters and technology stocks enjoyed the spotlight. Our weighting there, however, is still relatively low, and there are signs that this market has passed its worst. To complement this modest increase, we have been shaving positions in better-performing markets of Southeast Asia, including Hong Kong. Our holdings in Thailand and South Korea are negligible, but we are not yet convinced that the problems in each country have been fully addressed.

A little more than half the portfolio is in Europe where we can find an attractive combination of economies that are beginning to recover, a benign interest rate environment, and an increasing focus on shareholder value. We have been reducing holdings in the U.K. where the economic recovery is mature and the stock market is beginning to look overextended. Valuations look more reasonable in continental Europe where the potential for company earnings is greater.

Latin America will probably continue to provide the excitement going forward, but it must be remembered that these are still developing economies with volatile capital markets. There will always be room for them in an international portfolio but prudence will govern our exposure.

Pulling all this together, the fund's portfolio is well diversified by country and individual stock exposure. It gives the investor a reasonable balance between the established economies overseas where we can find quality companies at reasonable valuations, and the less developed markets where there is perhaps more potential but at higher risk. This broad strategy has served the fund well in the past and should continue to do so.

Respectfully submitted,

Martin G. Wade
President

July 25, 1997

Portfolio Highlights

Twenty-Five Largest Holdings
                                              Percent of
                                              Net Assets
                                                 6/30/97
__________________________________________________________

Royal Dutch Petroleum, Netherlands                   2.3%

SmithKline Beecham, United Kingdom                   2.0

Telecomunicacoes Brasileiras, Brazil1.8

National Westminster Bank, United Kingdom1.7

Novartis, Switzerland                                1.5

Wolters Kluwer, Netherlands                          1.4

Reed International, United Kingdom                   1.2

Elsevier, Netherlands                                1.2

Eaux Cie Generale, France                            1.2

Shell Transport & Trading, United Kingdom1.2

Roche Holdings, Switzerland                          1.2

Canon, Japan                                         1.1

ABB, Switzerland/Sweden                              1.1

ING Groep, Netherlands                               1.1

Kyocera, Japan                                       1.0

NEC, Japan                                           1.0

Glaxo Wellcome, United Kingdom                       1.0

Nestle, Switzerland                                  1.0

Astra, Sweden                                        1.0

Sumitomo Electric Industries, Japan                  1.0

Sankyo, Japan                                        0.9

Mitsubishi Heavy Industries, Japan                   0.9

Norsk Hydro, Norway                                  0.9

Denso, Japan                                         0.8

Total, France                                        0.8

Total                                               30.3%

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

Performance Comparison - International Stock Portfolio
As of 6/30/97


                   International
                   Stock Portfolio       MSCIEAFE
3/31/94             $  10,000$         10,000
6/94                   10,100          10,518
6/95                   10,574          10,723
6/96                   12,341          12,183
6/97                   14,491          13,787

Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

International Stock Portfolio
Periods Ended 6/30/97

                                  Since      Inception
        1 Year     3 Years    Inception           Date
__________________________________________________________

        17.43%      12.79%       12.10%        3/31/94

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.

Financial Highlights

T. Rowe Price International Stock Portfolio
(Unaudited)

           For a share outstanding throughout each period
    _____________________________________________________

                 6 Months        Year             3/31/94
                    Ended       Ended                  to
                  6/30/97    12/31/96  12/31/95  12/31/94

NET ASSET
VALUE

Beginning of
period$         12.64   $   11.26   $  10.18  $  10.00

Investment
activities
  Net
  investment
  income             0.10        0.09      0.07      0.06

  Net real-
  ized and
  unrealized
  gain (loss)        1.37        1.55      1.06      0.12

  Total from
  investment
  activities         1.47        1.64      1.13      0.18

Distributions

  Net invest-
  ment income           -       (0.17)    (0.05)        -

  Net realized
  gain                  -       (0.09)        -         -

  Total distri-
  butions               -       (0.26)    (0.05)        -

NET ASSET VALUE

End of period   $   14.11   $   12.64  $  11.26  $  10.18

Ratios/Supplemental Data

Total return        11.63%      14.70%    11.18%     1.80%

Ratio of
expenses to
average net
assets               1.05%! 1.05%      1.05%1.05%!

Ratio of net
investment
income to
average
net assets           1.79%! 1.22%      1.47%1.50%!

Portfolio
turnover rate        13.9%! 9.7%       17.4%4.6%!

Average
commission
rate paid       $  0.0005   $  0.0014  $      -  $      -

Net assets,
end of period
(in thousands)  $ 325,548   $ 210,746  $ 51,661  $  9,095

! Annualized.

The accompanying notes are an integral part of these financial statements.

Statement of Net Assets

T. Rowe Price International Stock Portfolio

June 30, 1997 (Unaudited)

                                   Shares/Par       Value
                                                           In
thousands

ARGENTINA  0.9%

Common Stocks  0.9%

Banco de Galicia Buenos Aires
    (Class B) ADR (USD)                 8,490    $    224

Banco Frances del Rio
    de la Plata ADR (USD)               9,247         300

Perez Companc (Class B)                85,378         686

Sociedad Comercial del Plata
    ADR (144a) (USD) *                  2,620          86

Telecom Argentina Stet
    (Class B)                           3,260          17

Telecom Argentina Stet
    (Class B) ADR (USD)                   620          32

Telefonica de Argentina
    (Class B) ADR (USD)                19,570         678

Transportadora de Gas
    del Sur (Class B)
    ADS (USD)                           1,200          15

YPF Sociedad Anonima
    (Class D) ADR (USD)                23,579         725

Total Argentina (Cost $2,211)                       2,763

AUSTRALIA  2.0%

Common Stocks  1.9%

Australia & New Zealand
    Bank Group                         40,000         299

Australian Gas Light Company          100,251         591

Boral Limited                          41,000         129

Broken Hill Proprietary                72,352       1,065

Commonwealth Bank of
    Australia, Installment
    Receipts, 11/14/97                 48,300         425

Fosters Brewing Group                 147,000         273


John Fairfax Holdings                  51,000         121

Lend Lease                             11,073         234

National Australia Bank                26,454         379

National Mutual Holdings               64,000         104

News Corporation                      107,399         515

Publishing & Broadcasting              71,000         410

St. George Bank                        35,000         233

Tabcorp Holdings                       69,000         376

WMC                                    44,500         281

Westpac Bank                           36,000         217

Woodside Petroleum                     61,000         526

                                                    6,178

Preferred Stocks  0.1%

Sydney Harbour Casino
    Holdings *                        117,000    $    184

                                                      184

Total Australia (Cost $5,589)                       6,362

AUSTRIA  0.0%

Common Stocks  0.0%

EVN Energie Versorgung
    Nieder                                336          43

Flughafen Wien                            870          37

Total Austria (Cost $97)                               80

BELGIUM  1.1%

Common Stocks  1.1%

Dexia                                   2,366         254

Generale de Banque                      2,013         775

Generale de Banque,
    VVPR Strip                            113           -

Kredietbank                             5,280       2,128

UCB                                       173         548

Total Belgium (Cost $2,997)                         3,705

BRAZIL  4.3%

Common Stocks  0.4%

Brazil Fund (USD)                       1,700          52

Companhia Siderurgica
    Nacional                        4,224,750         139

Eletrobras                          1,084,220         606

Eletrobras ADR (USD)                    3,390          95

Telecomunicacoes de
    Sao Paulo *                        58,539          17

Usiminas ADR (USD)                     22,366         252

White Martins                          54,268         159
                                                    1,320
Preferred Stocks  3.9%

Banco Bradesco                     52,879,646         533

Banco Itau                            376,070         211

Brahma                                817,158         622

Brasmotor                             320,560          72

Cia Cimento Portland
    Itau                              469,150         161

Cia Energetica de Sao
    Paulo ADR (USD) *                     440           9

Cia Energetica de Sao
    Paulo ADR,
    Sponsored (USD) *                     830    $     17

Cia Energetica Minas
    Gerais                         11,713,428         604

Cia Energetica Minas Gerais
    ADR, Sponsored,
    Nonvoting (USD)                    11,656         600

Cia Tecidos Norte
    de Minas                          376,450         147

Lojas Americanas                    2,292,180          31

Pao de Acucar GDS
    (USD) *                            13,015         296

Petrol Brasileiros                  2,486,245         691

Telecomunicacoes
    Brasileiras                     7,974,499       1,210

Telecomunicacoes Brasileiras
    ADR (USD)                          31,346       4,757

Telecomunicacoes Brasileiras
    ADR (144a) (USD)                       17           3

Telecomunicacoes de Minas
    Gerais (Class B)                1,178,000         208

Telecomunicacoes de Minas
    Gerais (Class B),
    Preference Receipts *              14,611           3

Telecomunicacoes de
    Sao Paulo                       3,106,950       1,014

Telecomunicacoes de
    Sao Paulo, Preference
    Receipts *                        122,691          40

Telecomunicacoes do
    Rio de Janeiro                  1,111,000         171

Telecomunicacoes do
    Rio de Janeiro,
    Preference Receipts *             131,719          20

Unibanco                           13,802,560         506

Usiminas                               41,052         457

Usiminas ADR (USD)                     18,350         206

                                                   12,589

Total Brazil (Cost $8,719)                         13,909

CANADA  0.3%

Common Stocks  0.3%

Alcan Aluminium                        18,780         641

Royal Bank of Canada                    5,990         271

Total Canada (Cost $781)                              912

CHILE  0.5%

Common Stocks and Rights  0.5%

AFP Providia ADR (USD)                    141    $      3

Chile Fund (USD)                        6,629         173

Chilectra ADR (144a) (USD)              8,280         248

Chilgener ADS (USD)                     4,910         138

Chilgener ADS, Rights,
    7/7/97 (USD) *                      1,619           4

Compania Cervecerias
    Unidas ADS (USD)                    2,070          45

Compania de
    Telecomunicaciones
    de Chile ADR (USD)                  9,918         327

Empresa Nacional de
    Electricidad de Chile
    ADR (USD)                          11,046         249

Enersis ADS (USD)                       6,846         244

Five Arrows Chile
    Investment Trust (USD)             18,990          65

Genesis Chile Fund (USD)                2,120         107

Santa Isabel ADR (USD)                  4,221         136

Total Chile (Cost $1,434)                           1,739

CHINA  0.3%

Common Stocks  0.3%

Huaneng Power International
    (Class N) ADR (USD) *              20,500         523

Shanghai Petrochemical
    (Class H) (HKD)                 1,177,000         282

Yizheng Chemical Fibre
    (Class H) (HKD)                 1,028,000         183

Total China (Cost $956)                               988

CZECH REPUBLIC  0.0%

Common Stocks  0.0%

SPT Telecom *                             630          66

Total Czech Republic (Cost $71)                        66

DENMARK  0.2%

Common Stocks  0.2%

Den Danske Bank                         4,570         445

Tele Danmark (Class B)                  1,620          84

Unidanmark (Class A)                    3,610         203

Total Denmark (Cost $613)                             732

FINLAND  0.2%

Common Stocks  0.2%

Nokia (Class A)                        10,630    $    801

Total Finland (Cost $546)                             801

FRANCE  8.0%

Common Stocks and Warrants  8.0%

AXA                                    10,189         634

Accor                                   1,745         261

Alcatel Alsthom                        11,728       1,469

Assurances Generales
    de France                           5,475         175

Canal Plus                              2,700         526

Carrefour                               3,310       2,404

Chargeurs                                 987          57

Cie de St. Gobain                       7,340       1,070

Dexia France, Bearer                    1,878         183

Dexia France, Registered
    1998                                  409          40

Dexia France, Registered
    1999                                2,820         274

Eaux Cie Generale                      30,170       3,866

Eaux Cie Generale,
    Warrants, 5/2/01 *                  2,540           1

Elf Aquitaine                          11,430       1,233

GTM Entrepose                           2,040         102

Guilbert                                3,028         429

Havas                                   1,410         102

L'Oreal                                   844         356

LVMH                                    7,313       1,966

Lapeyre                                 5,100         338

Legrand                                 1,910         336

Pathe                                   1,607         319

Pinault Printemps                       4,363       2,097

Rexel                                     660         203

Sanofi                                 12,113       1,187

Schneider                              21,292       1,133

Societe Generale                        4,444         496

Sodexho                                 3,200       1,638

Television Francaise                    6,720         600

Total (Class B)                        26,048       2,633

Total France (Cost $22,819)                        26,128


GERMANY  4.2%

Common Stocks and Warrants  4.0%

Allianz                                 6,130    $  1,278

Bayer                                  36,519       1,413

Bayerische Hypotheken
    und Wechsel Bank                   21,492         643

Bilfinger & Berger                      5,910         241

Buderus                                   406         223

Commerzbank                             9,560         271

Deutsche Bank                          18,671       1,081

Deutsche Telekom                       32,396         780

Gehe                                   30,781       2,100

Hoechst                                 6,470         274

Hornbach Baumarkt                         690          29

Mannesmann                              1,190         530

Praktiker                               1,493          27

Rhoen Klinikum                          4,960         646

SAP                                     3,710         744

Schering                                3,067         325

Siemens                                 5,271         313

Veba                                   29,140       1,637

Veba, Warrants, 4/6/98 *                  160          56

Volkswagen                                476         361

                                                   12,972
Preferred Stocks  0.2%

Fielmann                                1,562          47

Hornbach Holdings                       3,200         271

Krones                                    107          44

SAP                                     1,568         325

                                                      687

Total Germany (Cost $12,532)                       13,659


HONG KONG  3.8%

Common Stocks  3.8%

Cathay Pacific Airways                248,000         514

China Light & Power                    60,000         340

Dao Heng Bank Group                   147,000         805

First Pacific                         677,876         866

Guoco Group                           198,000       1,043

Hong Kong Land
    Holdings (USD)                    464,127       1,235

Hutchison Whampoa                     250,000       2,162

New World Development                 372,311       2,220

Swire Pacific (Class A)               162,000       1,458

Wharf Holdings                        365,000    $  1,583

Total Hong Kong (Cost $10,867)                     12,226

INDIA  0.2%

Common Stocks  0.2%

State Bank of India GDR
    (USD) *                            22,800         599

Total India (Cost $323)                               599

ITALY  2.5%

Common Stocks  2.5%

Banca Commerciale Italiana             62,000         128

Banca Fideuram                        135,920         444

Credito Italiano                      394,601         722

ENI                                   230,339       1,304

Gucci Group (USD)                       6,740         434

IMI                                    53,710         483

Industrie Natuzzi ADR
    (USD)                              10,060         258

Italgas                                62,000         201

Mediolanum                             35,259         398

Rinascente                             14,000          78

Seat *                                157,900          51

Seat, Savings Shares *                 57,000          12

Stet                                  227,900       1,328

Telecom Italia                        197,378         633

Telecom Italia Mobile                 506,784       1,630

Telecom Italia Mobile,
    Savings Shares                     52,846          94

Total Italy (Cost $6,629)                           8,198

JAPAN  22.5%

Common Stocks  22.5%

Advantest                               5,100         392

Alps Electric                          33,000         461

Amada                                  71,000         626

Canon                                 136,000       3,702

Citizen Watch                          43,000         332

DDI                                       147       1,085

Daifuku                                 8,000         105

Daiichi Pharmaceutical                 88,000       1,551

DaiNippon Screen
    Manufacturing                      67,000         631

Daiwa House                            98,000    $  1,197

Denso                                 115,000       2,749

East Japan Railway                        258       1,324

Fanuc                                  18,700         718

Hitachi                               142,000       1,586

Hitachi Zosen                          92,000         366

Honda Motor                             8,000         241

Inax                                   21,000         157

Ishihara Sangyo Kaisha *               23,000          68

Ito-Yokado                             32,000       1,857

Kao                                    68,000         943

Kawada Industries                       6,000          27

Kokuyo                                 40,000       1,082

Komatsu                               107,000         868

Komori                                 29,000         688

Kumagai Gumi                           40,000          67

Kuraray                                76,000         756

Kyocera                                43,000       3,414

Makita                                 46,000         674

Marui                                  87,000       1,617

Matsushita Electric
    Industrial                        122,000       2,459

Mitsubishi                             72,000         898

Mitsubishi Heavy
    Industries                        383,000       2,937

Mitsubishi Paper Mills                 25,000          98

Mitsui Fudosan                        186,000       2,564

Mitsui Petrochemical
    Industries                         20,000          96

Murata Manufacturing                   41,000       1,631

NEC                                   243,000       3,392

National House
    Industrial                         12,000         158

Nippon Hodo                            11,000          95

Nippon Steel                          517,000       1,651

Nippon Telephone &
    Telecom                               113       1,084

Nomura Securities                     128,000       1,764

Pioneer Electronic                     49,000       1,188

Sangetsu                                4,000          85

Sankyo                                 88,000       2,956

Sega Enterprises                        9,100         302

Sekisui Chemical                      128,000       1,295

Sekisui House                          69,000         698

Seven Eleven Japan                     10,000    $    756

Sharp                                 119,000       1,640

Shin-Etsu Chemical                     69,000       1,830

Shiseido                               15,000         247

Sony                                   29,900       2,606

Sumitomo                              158,000       1,503

Sumitomo Electric
    Industries                        188,000       3,149

Sumitomo Forestry                      33,000         363

TDK                                    30,000       2,201

Teijin                                207,000         975

Tokio Marine & Fire
    Insurance                          36,000         471

Tokyo Electronics                      16,100         770

Tokyo Steel Manufacturing              29,500         329

Toppan Printing                        69,000       1,084

Uny                                    37,000         723

Yurtec                                 10,000         116

Total Japan (Cost $67,345)                         73,398


MALAYSIA  1.8%

Common Stocks and Rights  1.8%

Affin Holdings                        141,000         335

Berjaya Sports Toto                   149,000         702

Commerce Asset Holdings               138,000         364

Commerce Asset Holdings,
    Rights, 7/21/97 *                  27,600           1

Commerce Asset Holdings,
    Rights To Warrants,
      7/21/97 *                        17,250           3

Multi-Purpose Holdings                230,000         322

Renong                                585,000         765

Resorts World                          90,000         271

Tanjong                               177,000         610

Technology Resources
    Industries *                      121,000         208

Time Engineering                      152,000         230

United Engineers                      259,000       1,868

                                                    5,679

Preferred Stocks  0.0%

Multi-Purpose Holdings,
      Cv. Loan Stock,
      3.00%, 1/13/02                  360,000         121

Renong, Cv. Loan Stock,
      4.00%, 5/21/01                   27,400    $      9

                                                      130

Total Malaysia (Cost $6,580)                        5,809

MEXICO  1.7%

Common Stocks  1.7%

Cemex (Class B)                        82,767         403

Cemex ADS (USD)                        59,024         509

Cifra (Class B) ADR (USD)             390,674         709

Fomentos Economico
    Mexicano (Class B)                 39,149         233

Gruma (Class B) *                      57,442         267

Gruma (Class B) ADS
    (USD) *                            13,490         250

Grupo Financiero Banamex
    (Class B) *                        86,455         222

Grupo Financiero Banamex
    (Class L) *                         1,486           4

Grupo Financiero Bancomer
    (Class B) GDS (USD) *                 820           8

Grupo Financiero Bancomer
    (Class L) *                           607           -

Grupo Industrial Maseca
    (Class B)                         153,010         167

Grupo Modelo (Class C)                 46,014         319

Grupo Televisa GDR (USD) *              3,145          96

Kimberly-Clark Mexico
    (Class A)                          95,512         385

Panamerican Beverages
    (Class A) (USD)                    22,980         755

Telefonos de Mexico
    (Class L) ADR (USD)                28,246       1,349

Total Mexico (Cost $4,665)                          5,676

NETHERLANDS  9.8%

Common Stocks  9.8%

ABN Amro Holdings                      76,392       1,424

Ahold                                  19,416       1,638

Akzo Nobel                              1,956         268

Baan Company *                          5,132         348

Baan Company (USD) *                    5,410         372

CSM                                    25,631       1,285

Elsevier                              231,864    $  3,875

Fortis Amev                            29,310       1,305

Hagemeyer                               5,464         282

ING Groep                              75,825       3,496

Koninklijke PTT
    Nederland                           8,994         353

Nutricia                                4,350         687

Otra                                    2,750          44

Polygram                               40,441       2,122

Royal Dutch Petroleum                 145,960       7,592

Unilever                               10,940       2,303

Wolters Kluwer                         36,940       4,498

Total Netherlands (Cost $26,479)                   31,892

NEW ZEALAND  0.5%

Common Stocks  0.5%

Air New Zealand (Class B)              89,545         274

Carter Holt Harvey                     39,500         102

Fletcher Challenge Building            99,150         298

Fletcher Challenge Energy               5,750          17

Fletcher Challenge Forests
    Division                          186,897         272

Fletcher Challenge Paper               46,500         113

Telecom Corporation of
      New Zealand                      64,000         326

Tranz Rail Holdings                    17,000          97

Total New Zealand (Cost $1,389)                     1,499

NORWAY  1.6%

Common Stocks  1.6%

Bergesen (Class A)                      6,500         154

Norsk Hydro                            52,197       2,842

Orkla (Class A)                        27,220       2,009

Saga Petroleum (Class B)               10,280         180

Total Norway (Cost $4,414)                          5,185


PANAMA  0.0%

Common Stocks  0.0%

Banco Latinoamericano
    de Exportaciones
    (Class E) (USD)                     1,998          86

Total Panama (Cost $98)                                86

PERU  0.1%

Common Stocks  0.1%

Credicorp (USD)                         4,920    $    108

Telefonica del Peru
    (Class B)                           7,030          19

Telefonica del Peru
    (Class B) ADS (USD)                 7,714         202

Total Peru (Cost $276)                                329

PHILIPPINES  0.2%

Common Stocks  0.2%

Philippine Long Distance
    Telephone                          11,600         376

Philippine National Bank *             58,337         396

Total Philippines (Cost $897)                         772

PORTUGAL  0.4%

Common Stocks  0.4%

Jeronimo Martins                       16,838       1,176

Total Portugal (Cost $588)                          1,176

RUSSIA  0.0%

Common Stocks  0.0%

Rao Gazprom ADS (USD)                   2,760          48

Total Russia (Cost $43)                                48

SINGAPORE  1.8%

Common Stocks and Rights  1.8%

City Developments                      49,000         480

DBS Land                              129,000         408

Development Bank of
    Singapore                          35,000         441

Fraser & Neave                         52,200         372

Keppel                                 23,000         102

Keppel (Class A), New *                 5,750          25

Overseas Chinese Bank                  19,200         199

Overseas Union Bank                   120,000         747

Overseas Union Bank,
    Rights, 7/2/97 *                   24,000          32

Singapore Land                         63,000         286

Singapore Press                        55,600       1,120

United Industrial                     183,000         138

United Overseas Bank                  133,480       1,372

Wing Tai Holdings                      80,000    $    231

Total Singapore (Cost $6,309)                       5,953

SOUTH KOREA  0.5%

Common Stocks  0.5%

Korea Electric Power                   18,400         549

Pohang Iron & Steel                     2,600         261

Samsung Electronic                      6,985         776

Shinhan Bank                            4,630          69

Total South Korea (Cost $1,546)                     1,655

SPAIN  2.2%

Common Stocks  2.2%

Aguas de Barcelona, New *                  39           1

Argentaria Banca de Espana              8,695         487

Banco Bilbao Vizcaya                    4,070         331

Banco Popular Espanol                   3,520         862

Banco Santander *                      43,614       1,344

Centros Comerciales Pryca               6,417         139

Empresa Nacional de
    Electricidad                        9,957         836

Gas Natural                             3,781         826

Iberdrola                              61,950         782

Repsol                                 12,578         532

Telefonica de Espana                   35,538       1,027

Total Spain (Cost $5,624)                           7,167

SWEDEN  2.7%

Common Stocks  2.7%

ABB                                    39,200         550

Astra (Class B)                       179,973       3,176

Atlas Copco (Class B)                  27,400         715

Electrolux (Class B)                   18,000       1,298

Esselte (Class B)                       5,680         134

Granges *                               7,430          98

Hennes and Mauritz                     35,450       1,246

Nordbanken                             12,710         429

Sandvik (Class A)                       6,010         171

Sandvik (Class B)                      31,070         882

Scribona (Class B)                      2,670          31

Total Sweden (Cost $6,804)                          8,730

SWITZERLAND  5.8%

Common Stocks  5.8%

ABB                                     1,962    $  2,970

Adecco                                  4,587       1,759

Ciba Specialty Chemicals *              3,548         328

Credit Suisse Group                     4,870         625

Nestle                                  2,447       3,228

Novartis                                3,148       5,033

Roche Holdings                            416       3,763

Schweizerischer
    Bankverein                          4,300       1,150

Total Switzerland (Cost $14,469)                   18,856

THAILAND  0.1%

Common Stocks  0.1%

Advanced Information
    Service                             9,600          84

Bangkok Bank                           19,900         137

Siam Cement                             8,400         145

Total Thailand (Cost $690)                            366

UNITED KINGDOM  15.6%

Common Stocks  15.6%

Abbey National                        105,000       1,430

Argos                                 123,466       1,120

Asda Group                            411,000         849

BG                                     79,000         292

British Petroleum                      85,000       1,056

Cable & Wireless                      217,000       1,987

Cadbury Schweppes                     132,860       1,186

Caradon                               200,700         670

Centrica *                             79,000          96

Coats Viyella                          51,000         107

Compass Group                          80,000         895

David S. Smith                         93,000         290

Electrocomponents                      76,000         566

GKN                                    15,000         258

Glaxo Wellcome                        160,000       3,304

Grand Metropolitan                    255,000       2,463

Guinness                              218,000       2,135

Heywood Williams Group                 11,000          37

Hillsdown Holdings                     72,000         201

John Laing (Class A)                   30,000         187

Kingfisher                            224,000    $  2,537

Ladbroke Group                         90,000         354

National Westminster
    Bank                              408,000       5,497

Rank Group                            148,000         937

Reed International                    414,000       4,012

Rio Tinto                              93,000       1,618

Rolls Royce                            59,480         227

Safeway                               175,500       1,020

Sears                                  39,000          44

Shell Transport & Trading             562,500       3,841

SmithKline Beecham                    345,800       6,363

T & N                                 123,000         293

Tesco                                 134,000         826

Tomkins                               443,500       1,935

United News & Media                   175,000       2,020

Total United Kingdom (Cost $42,247)                50,653

VENEZUELA  0.1%

Common Stocks  0.1%

Compania Anonima
    Nacional Telefonos
    de Venezuela
    (Class D) ADR (USD)                 5,040         217

Total Venezuela (Cost $123)                           217

SHORT-TERM INVESTMENTS  3.0%

Commercial Paper  3.0%

Commerzbank,
    5.55%, 7/9/97                 $ 5,000,000       4,994

Investments in Commercial
    Paper through a
    Joint Account,
    6.11%, 7/1/97                   4,626,616       4,626

Total Short-Term Investments
(Cost $9,620)                                       9,620

Total Investments in Securities
98.9% of Net Assets (Cost
$277,390)                                        $321,954

Other Assets Less Liabilities                       3,594

NET ASSETS                                       $325,548

Net Assets Consist of:

Accumulated net investment income -
    net of distributions                         $  2,301

Accumulated net realized gain/loss -
    net of distributions                            3,055

Net unrealized gain (loss)                         44,554

Paid-in-capital applicable to
    23,069,768 shares of $0.0001
    par value capital stock
    outstanding; 1,000,000,000
    shares authorized                             275,638

NET ASSETS                                       $325,548
                                                _________

NET ASSET VALUE PER SHARE                        $  14.11
                                                _________

     *   Non-income producing
  144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at period-end amounts to 0.1% of net assets.
   HKD   Hong Kong dollar
   USD   U.S. dollar

The accompanying notes are an integral part of these financial statements.

Statement of Operations

T. Rowe Price International Stock Portfolio
(Unaudited)
In thousands

                                                 6 Months
                                                    Ended
                                                  6/30/97

Investment Income

Income
    Dividend (net of foreign taxes
    of $ 445)                                    $  3,142
    Interest                                          505

    Total income                                    3,647

Expenses
    Investment management and
    administrative                                  1,346

Net investment income                               2,301

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
    Securities                                      3,233
    Foreign currency transactions                    (285)

    Net realized gain (loss)                        2,948

Change in net unrealized gain or loss
    Securities                                     27,238
    Other assets and liabilities
    denominated in foreign currencies                 (10)

    Change in net unrealized gain or loss          27,228

Net realized and unrealized gain (loss)            30,176

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                           $ 32,477
                                                _________

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price International Stock Portfolio
(Unaudited)
In thousands

                                     6 Months        Year
                                        Ended       Ended
                                      6/30/97    12/31/96

Increase (Decrease) in Net Assets

Operations
    Net investment income         $     2,301    $  1,604
    Net realized gain (loss)            2,948       1,089
    Change in net unrealized
      gain or loss                     27,228      15,122
    Increase (decrease) in net
      assets from operations           32,477      17,815

Distributions to shareholders
    Net investment income                   -      (1,993)
    Net realized gain                       -      (1,133)

    Decrease in net assets
      from distributions                    -      (3,126)

Capital share transactions*
    Shares sold                        95,042     153,908
    Distributions reinvested                -       3,126
    Shares redeemed                   (12,717)    (12,638)

    Increase (decrease) in net
      assets from capital
      share transactions               82,325     144,396

Net Assets

Increase (decrease) during
    period                            114,802     159,085

Beginning of period                   210,746      51,661

End of period                     $   325,548    $210,746

*Share information
    Shares sold                         7,379      12,891
    Distributions reinvested                -         255
    Shares redeemed                      (986)     (1,059)

    Increase (decrease) in
      shares outstanding                6,393      12,087

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price International Stock Portfolio
June 30, 1997 (Unaudited)

Note 1 - Significant Accounting Policies

T. Rowe Price International Series, Inc. (the corporation) is registered under the Investment Company Act of 1940. The International Stock Portfolio (the fund), a diversified, open-end management investment company, is the sole portfolio established by the corporation and commenced operations on March 31, 1994. The shares of the fund are currently being offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

Valuation Equity securities are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

Short-term debt securities are valued at amortized cost which approximates fair value.

For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

Note 2 - Investment Transactions

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Emerging Markets At June 30, 1997, the fund held investments in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Commercial Paper Joint Account The fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper. All securities purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

Securities Lending The fund lends its securities to approved brokers to earn additional income and takes cash and U.S. Treasury securities as collateral to secure the loans. Collateral is maintained at not less than 100% of the value of loaned securities. At June 30, 1997, the value of securities on loan was $11,684,000. Although the risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $104,352,000 and $17,172,000, respectively, for the six months ended June 30, 1997.

Note 3 - Federal Income Taxes

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

At June 30, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $277,390,000, and net unrealized gain aggregated $44,564,000, of which $50,700,000 related to appreciated investments and $6,136,000 to depreciated investments.

Note 4 - Related Party Transactions

The fund is managed by Rowe Price-Fleming International, Inc. (the manager), which is owned by T. Rowe Price Associates, Inc., Robert Fleming Holdings Limited, and Jardine Fleming Holdings Limited under a joint venture agreement.

The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee, of which $307,000 was payable at June 30, 1997. The fee, computed daily and paid monthly, is equal to 1.05% of the fund's average daily net assets. Pursuant to the agreement, investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

During the six months ended June 30, 1997, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $3,820,000 with certain affiliates of the manager and paid commissions of $12,000 related thereto.

Invest With Confidence(registered trademark)
T. Rowe Price

100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for distribution only to those who have received a copy of the portfolio's prospectus.

T. Rowe Price Investment Services, Inc., Distributor
TRP653 (6/97)
K15-056  6/30/97